UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

As disclosed in detail below, on December 31, 2012, Globalwise Investments, Inc. (“Globalwise” or the “Company”) converted aggregate amount of debt in the amount of $945,729 issued by the Company and its operating subsidiary, Intellinetics, Inc., (“Intellinetics”) into 3,152,432 restricted shares of the Company at a price of $0.30 per share (based on the closing price of Globalwise shares on December 28, 2012, the immediately preceding business day). Prior to the above referenced conversion, aggregate amount of debt in the amount of $919,626 held by Intellinetics (the “$919,626 of Intellinetics Notes”) was assigned to Globalwise, and Globalwise issued $919,626 of Globalwise convertible promissory notes to the holders of $919,626 of Intellinetics Notes in exchange for the note holders discharging the $919,626 of Intellinetics Notes. Following the issuance of $919,626 Globalwise convertible promissory notes, the convertible promissory note holders converted such convertible promissory notes into 3,065,423 restricted shares of Globalwise. Additionally, $25,000 of Globalwise debt and its related interest amount of $1,103 was discharged by Roy Haddix (a Director of the Company) in exchange for Globalwise issuing a convertible promissory note for $26,103 to Mr. Haddix who then converted the $26,103 convertible promissory note into 87,009 restricted shares of Globalwise. The issuance of restricted shares in the amount of 3,152,432 referenced above were issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

As disclosed below, effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #1”) relating to the June 17, 2009 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $1,012,500, bearing interest at a rate of 6.00% per annum. Pursuant to the December 31, 2012 Modification #1, the Ohio State Development Authority deferred principal and interest payment for a six month period from December 1, 2012 to May 1, 2013, with the next principal and interest payment due on June 1, 2013.

As disclosed below, effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #2”) relating to the June 3, 2011 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $750,000, bearing interest at a rate of 1.00% per annum for the first 12 months, then interest at rate of 7.00% per annum for the second 12 months. Pursuant to the December 31, 2012 Modification #2, the Ohio State Development Authority deferred interest payment for a six month period from December 1, 2012 to May 1, 2013, with the next interest payment due on June 1, 2013. Under the terms of the June 3, 2011 note, Intellinetics is not obligated to remit payments of principal until September 1, 2013.

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2012, Intellinetics assigned Note Combination #1 with the consent of Alpharion Capital Partners, Inc. (the holder of Note Combination #1) in the aggregate principal amount of $118, 556 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered the Note Combination #1 to Globalwise and discharged the principal amount due under Note Combination #1 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $118,556 due January 28, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 395,186 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Note Combination #1 contained herein is qualified in its entirety by reference to Exhibit 10.1 filed with the Current Report on Form 8-K on September 7, 2012. The summary of the assignment and assumption of Note Combination #1 between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.1 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.2 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.3 to this Current Report.

On December 31, 2012, Intellinetics assigned Note Combination #2 with the consent of Alpharion Capital Partners, Inc. (the holder of Note Combination #2) in the aggregate principal amount of $115,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered the Note Combination #2 to Globalwise and discharged the principal amount due under Note Combination #2 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $115,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 383,333 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Note Combination #2 contained herein is qualified in its entirety by reference to Exhibit 10.13 filed with the Current Report on Form 8-K on September 7, 2012. The summary of the assignment and assumption of Note Combination #2 between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.4 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.5 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.6 to this Current Report.

On December 31, 2012, Intellinetics assigned Note Combination #4 with the consent of Alpharion Capital Partners, Inc. (the holder of Note Combination #4) in the aggregate principal amount of $111,500 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered the Note Combination #4 to Globalwise and discharged the principal amount due under Note Combination #4 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $111,500 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 371,666 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Note Combination #4 contained herein is qualified in its entirety by reference to Exhibit 10.27 filed with the Current Report on Form 8-K on September 7, 2012. The summary of the assignment and assumption of Note Combination #4 between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.7 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.8 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.9 to this Current Report.

On December 31, 2012, Intellinetics assigned $19,000 of Note Combination #5 with the consent of Alpharion Capital Partners, Inc. (the holder of Note Combination #5) to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered a note in the amount of $19,000 to Globalwise and discharged the principal amount due of $19,000 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $19,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 63,333 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Note Combination #5 contained herein is qualified in its entirety by reference to Exhibit 10.34 filed with the Current Report on Form 8-K on September 7, 2012. The summary of the assignment and assumption of the $19,000 Note between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.16 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.17 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.18 to this Current Report.

On December 31, 2012, Intellinetics assigned Note Combination #6 with the consent of Alpharion Capital Partners, Inc. (the holder of Note Combination #6) in the aggregate principal amount of $94,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered the Note Combination #6 to Globalwise and discharged the principal amount due under Note Combination #6 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $94,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 313,333 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Note Combination #6 contained herein is qualified in its entirety by reference to Exhibit 10.30 to this Current Report. The summary of the assignment and assumption of Note Combination #6 between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.10 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.11 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.12 to this Current Report.

On December 31, 2012, Intellinetics assigned Alpharion Note #26 with the consent of Alpharion Capital Partners, Inc. (the holder of Alpharion Note #26) in the aggregate principal amount of $24,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion Capital Partners, Inc. (“Alpharion”) whereby Alpharion surrendered the Alpharion Note #26 to Globalwise and discharged the principal amount due under Alpharion Note #26 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $24,000 due February 11, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 80,000 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the Alpharion Note #26 contained herein is qualified in its entirety by reference to Exhibit 10.31 filed with this Current Report on Form 8-K. The summary of the assignment and assumption of Alpharion Note #26 between Intellinetics, Alpharion and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.13 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.14 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.15 to this Current Report.

On December 31, 2012, Intellinetics assigned aggregate principal amount of $150,000 of notes between Intellinetics and Roy Haddix, a Director of Globalwise, to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Mr. Haddix whereby Mr. Haddix surrendered a note in the amount of $150,000 to Globalwise and discharged the principal amount due of $150,000 in consideration for Globalwise issuing to Mr. Haddix a convertible promissory note in the amount of $150,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Mr. Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Mr. Haddix 500,000 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the $150,000 Note contained herein is qualified in its entirety by reference to Exhibit 10.19 to this Current Report. The summary of the assignment and assumption of the $150,000 Note between Intellinetics, Mr. Haddix and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.20 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Mr. Haddix contained herein is qualified in its entirety by reference to Exhibit 10.21 to this Current Report. The summary of the convertible promissory note between Globalwise and Mr. Haddix contained herein is qualified in its entirety by reference to Exhibit 10.22 to this Current Report.

On December 31, 2012, Intellinetics assigned the aggregate amount of $287,571 (principal and accrued interest) of a note between Intellinetics and Robert A. Love, III, (hereinafter referred to as “Dr. Love”) to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Dr. Love whereby Dr. Love surrendered a note with an outstanding amount of $157,292 and accrued interest in the amount of $130,279 (for a total of $287,571) to Globalwise and discharged the principal and accrued interest in the amount of $287,571 in consideration for Globalwise issuing to Dr. Love a convertible promissory note in the amount of $287,571 due January 1, 2014 at an interest rate of 8.65%. On December 31, 2012, Dr. Love exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Dr. Love 958,570 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the note between Intellinetics and Dr. Love contained herein is qualified in its entirety by reference to Exhibit 10.27 filed with the Current Report on Form 8-K on February 13, 2012. The summary of the assignment and assumption of the $287,571 Note between Intellinetics, Dr. Love and Globalwise contained herein is qualified in its entirety by reference to Exhibit 10.23 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Dr. Love contained herein is qualified in its entirety by reference to Exhibit 10.24 to this Current Report. The summary of the convertible promissory note between Globalwise and Dr. Love contained herein is qualified in its entirety by reference to Exhibit 10.25 to this Current Report.

On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Mr. Haddix (a Director of the Company) whereby Mr. Haddix surrendered a note between Mr. Haddix and Globalwise with an outstanding amount of $25,000 and accrued interest in the amount of $1,103 (for a total of $26,103) (the “25,000 Haddix Note”) to Globalwise and discharged the principal and accrued interest in the amount of $26,103 in consideration for Globalwise issuing to Mr. Haddix a convertible promissory note in the amount of $26,103 due January 15, 2013 at an interest rate of 10%. On December 31, 2012, Mr. Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Mr. Haddix 87,009 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the $25,000 Haddix Note contained herein is qualified in its entirety by reference to Exhibit 10.5 filed with the Current Report on Form 8-K on December 18, 2012. The summary of the satisfaction of note agreement between Globalwise and Mr. Haddix contained herein is qualified in its entirety by reference to Exhibit 10.26 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.27 to this Current Report.

Effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #1”) relating to the June 17, 2009 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $1,012,500, bearing interest at a rate of 6.00% per annum. Pursuant to the December 31, 2012 Modification #1, the Ohio State Development Authority deferred principal and interest payment for a six month period from December 1, 2012 to May 1, 2013, with the next principal and interest payment due on June 1, 2013. The summary of the June 17, 2009 note contained herein is qualified in its entirety to reference to Exhibit 10.4 filed with Current Report on Form 8-K on February 13, 2012). The summary of the December 31, 2012 Modification #1 contained herein is qualified in its entirety by reference to Exhibit 10.28 to this Current Report.

Effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #2”) relating to the June 3, 2011 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $750,000, bearing interest at a rate of 1% per annum for the first 12 months, then interest at rate of 7% per annum for the second 12 months. Pursuant to the December 31, 2012 Modification #2, the Ohio State Development Authority deferred interest payment for a six month period from December 1, 2012 to May 1, 2013, with the next interest payment due on June 1, 2013. Under the terms of the June 3, 2011 note, Intellinetics is not obligated to remit payments of principal September 1, 2013. The summary of the June 3, 2011 note contained herein is qualified in its entirety to reference to Exhibit 10.7 filed with Current Report on Form 8-K on February 13, 2012). The summary of the December 31, 2012 Modification #2 contained herein is qualified in its entirety by reference to Exhibit 10.29 to this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2012, Intellinetics assigned Note Combination #1 with the consent of Alpharion (the holder of Note Combination #1) in the aggregate principal amount of $118, 556 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered the Note Combination #1 to Globalwise and discharged the principal amount due under Note Combination #1 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $118,556 due January 28, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 395,186 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned Note Combination #2 with the consent of Alpharion (the holder of Note Combination #2) in the aggregate principal amount of $115,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered the Note Combination #2 to Globalwise and discharged the principal amount due under Note Combination #2 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $115,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 383,333 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned Note Combination #4 with the consent of Alpharion (the holder of Note Combination #4) in the aggregate principal amount of $111,500 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered the Note Combination #4 to Globalwise and discharged the principal amount due under Note Combination #4 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $111,500 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 371,666 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned $19,000 of Note Combination #5 with the consent of Alpharion (the holder of Note Combination #5) to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered a note in the amount of $19,000 to Globalwise and discharged the principal amount due of $19,000 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $19,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 50,000 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned Note Combination #6 with the consent of Alpharion (the holder of Note Combination #6) in the aggregate principal amount of $94,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered the Note Combination #6 to Globalwise and discharged the principal amount due under Note Combination #6 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $94,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 313,333 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned Alpharion Note #26 with the consent of Alpharion (the holder of Alpharion Note #26) in the aggregate principal amount of $24,000 to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Alpharion whereby Alpharion surrendered Alpharion Note #26 to Globalwise and discharged the principal amount due under Alpharion Note #26 in consideration for Globalwise issuing to Alpharion a convertible promissory note in the amount of $24,000 due February 11, 2013 at an interest rate of 3.25%. On December 31, 2012, Alpharion exercised its conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Alpharion 80,000 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned aggregate principal amount of $150,000 of notes between Intellinetics and Roy Haddix, a Director of Globalwise, to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Mr. Haddix whereby Mr. Haddix surrendered a note in the amount of $150,000 to Globalwise and discharged the principal amount due of $150,000 in consideration for Globalwise issuing to Mr. Haddix a convertible promissory note in the amount of $150,000 due January 15, 2013 at an interest rate of 3.25%. On December 31, 2012, Mr. Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Mr. Haddix 500,000 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Intellinetics assigned the aggregate amount of $287,571 (principal and accrued interest) of a note between Intellinetics and Dr. Love to Globalwise and Globalwise assumed such assignment. On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Dr. Love whereby Dr. Love surrendered a note with an outstanding amount of $157,292 and accrued interest in the amount of $130,279 (for a total of $287,571) to Globalwise and discharged the principal and accrued interest in the amount of $287,571 in consideration for Globalwise issuing to Dr. Love a convertible promissory note in the amount of $287,571 due January 1, 2014 at an interest rate of 8.65%. On December 31, 2012, Dr. Love exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Dr. Love 958,570 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the assignment and assumption, satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On December 31, 2012, Globalwise entered into a satisfaction of note agreement with Mr. Haddix (a Director of the Company) whereby Mr. Haddix surrendered a note between Mr. Haddix and Globalwise with an outstanding amount of $25,000 and accrued interest in the amount of $1,103 (for a total of $26,103) (the “25,000 Haddix Note”) to Globalwise and discharged the principal and accrued interest in the amount of $26,103 in consideration for Globalwise issuing to Mr. Haddix a convertible promissory note in the amount of $26,103 due January 15, 2013 at an interest rate of 10%. On December 31, 2012, Mr. Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to Globalwise and Globalwise issued to Mr. Haddix 87,009 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended , and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the satisfaction of note agreement, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #1”) relating to the June 17, 2009 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $1,012,500, bearing interest at a rate of 6.00% per annum. The terms of the December 31, 2012 Modification #1 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Effective December 31, 2012, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “December 31, 2012 Modification #2”) relating to the June 3, 2011 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $750,000, bearing interest at a rate of 1.00% per annum for the first 12 months, then interest at rate of 7.00% per annum for the second 12 months. The terms of the December 31, 2012 Modification #2 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

On December 31, 2012, the Company issued restricted shares in the amount of 3,152,432 in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the issuance of such restricted shares are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Assignment and assumption of Note Combination #1 between Intellinetics, Alpharion and Globalwise
10.2*	Satisfaction of note agreement between Globalwise and Alpharion
10.3*	Convertible promissory note between Globalwise and Alpharion
10.4*	Assignment and assumption of Note Combination #2 between Intellinetics, Alpharion and Globalwise
105 *	Satisfaction of note agreement between Globalwise and Alpharion
10.6*	Convertible promissory note between Globalwise and Alpharion
10.7*	Assignment and assumption of Note Combination #4 between Intellinetics, Alpharion and Globalwise
10.8*	Satisfaction of note agreement between Globalwise and Alpharion
10.9*	Convertible promissory note between Globalwise and Alpharion
10.10*	Assignment and assumption of the $19,000 Note between Intellinetics, Alpharion and Globalwise
10.11*	Satisfaction of note agreement between Globalwise and Alpharion
10.12*	Convertible promissory note between Globalwise and Alpharion
10.13*	Assignment and assumption of Note Combination #6 between Intellinetics, Alpharion and Globalwise
10.14*	Satisfaction of note agreement between Globalwise and Alpharion
10.15*	Convertible promissory note between Globalwise and Alpharion
10.16*	Assignment and assumption of Alpharion Note #26 between Intellinetics, Alpharion and Globalwise
10.17 *	Satisfaction of note agreement between Globalwise and Alpharion
10.18*	Convertible promissory note between Globalwise and Alpharion
10.19*	$150,000 Note between Haddix and Intellinetics
10.20*	Assignment and assumption of the $150,000 Note between Intellinetics, Mr. Haddix and Globalwise
10.21*	Satisfaction of note agreement between Globalwise and Mr. Haddix
10.22*	Convertible promissory note between Globalwise and Mr. Haddix
10.23*	Assignment and assumption of the $287,571 Note between Intellinetics, Dr. Love and Globalwise
10.24*	Satisfaction of note agreement between Globalwise and Dr. Love
10.25*	Convertible promissory note between Globalwise and Dr. Love
10.26 *	Satisfaction of note agreement between Globalwise and Mr. Haddix
10.27*	Convertible promissory note between Globalwise and Alpharion
10. 28*	December 31, 2012 Modification #1 between Intellinetics and the Ohio State Development Authority
10.29*	December 31, 2012 Modification #2 between Intellinetics and the Ohio State Development Authority
10.30*	Note Combination #6
10.31*	Alpharion Note #26

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Assignment and assumption of Note Combination #1 between Intellinetics, Alpharion and Globalwise
10.2*	Satisfaction of note agreement between Globalwise and Alpharion
10.3*	Convertible promissory note between Globalwise and Alpharion
10.4*	Assignment and assumption of Note Combination #2 between Intellinetics, Alpharion and Globalwise
105 *	Satisfaction of note agreement between Globalwise and Alpharion
10.6*	Convertible promissory note between Globalwise and Alpharion
10.7*	Assignment and assumption of Note Combination #4 between Intellinetics, Alpharion and Globalwise
10.8*	Satisfaction of note agreement between Globalwise and Alpharion
10.9*	Convertible promissory note between Globalwise and Alpharion
10.10*	Assignment and assumption of the $19,000 Note between Intellinetics, Alpharion and Globalwise
10.11*	Satisfaction of note agreement between Globalwise and Alpharion
10.12*	Convertible promissory note between Globalwise and Alpharion
10.13*	Assignment and assumption of Note Combination #6 between Intellinetics, Alpharion and Globalwise
10.14*	Satisfaction of note agreement between Globalwise and Alpharion
10.15*	Convertible promissory note between Globalwise and Alpharion
10.16*	Assignment and assumption of Alpharion Note #26 between Intellinetics, Alpharion and Globalwise
10.17 *	Satisfaction of note agreement between Globalwise and Alpharion
10.18*	Convertible promissory note between Globalwise and Alpharion
10.19*	$150,000 Note between Haddix and Intellinetics
10.20*	Assignment and assumption of the $150,000 Note between Intellinetics, Mr. Haddix and Globalwise
10.21*	Satisfaction of note agreement between Globalwise and Mr. Haddix
10.22*	Convertible promissory note between Globalwise and Mr. Haddix
10.23*	Assignment and assumption of the $287,571 Note between Intellinetics, Dr. Love and Globalwise
10.24*	Satisfaction of note agreement between Globalwise and Dr. Love
10.25*	Convertible promissory note between Globalwise and Dr. Love
10.26 *	Satisfaction of note agreement between Globalwise and Mr. Haddix
10.27*	Convertible promissory note between Globalwise and Alpharion
10. 28*	December 31, 2012 Modification #1 between Intellinetics and the Ohio State Development Authority
10.29*	December 31, 2012 Modification #2 between Intellinetics and the Ohio State Development Authority
10.30*	Note Combination #6
10.31*	Alpharion Note #26

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.